Exhibit 32.2
CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Central Bancompany Inc. (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James K. Ciroli, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CENTRAL BANCOMPANY, INC.

Date:	March 25, 2026	By:	/s/ James K. Ciroli
Name: James K. Ciroli
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.